Subsequent Events	12 Months Ended
Dec. 31, 2018
Tradeweb Markets LLC
Entity Information [Line Items]
Subsequent Events

22.         Subsequent Events

The Company is in the process of preparing for an IPO. The Company's expectation is that the IPO will occur during the first half of 2019, though no assurances can be made. On March 21, 2019, the Board of Directors approved that the Company will effect a series of reorganization transactions, including a recapitalization of the Company’s issued and vested shares, immediately prior to the consummation of the IPO. In addition, the Company expects to enter into a $500 million revolving credit facility upon the closing of the IPO. On March 22, 2019, the Company paid a $20.0 million distribution to the current owners of the Company.

There were no other subsequent events requiring adjustment to the financial statements or disclosure, except as disclosed in note 1, through March 25, 2019, the date that the Company’s financial statements were issued.